Exhibit 99.1

MobileIron Announces Second Quarter 2020 Results

Delivers record revenue for growth of 16% year over year

Exceeds ARR guidance

End of perpetual license completes transition to subscription business

MOUNTAIN VIEW, Calif., July 29, 2020 -- MobileIron (NASDAQ: MOBL), the mobile-centric security platform for the Everywhere Enterprise, today announced results for its second quarter ended June 30, 2020.

Second Quarter 2020 Financial Highlights

●	Revenue was $58.9 million, up 16% year-over-year.
●	ARR was $187.1 million, up 9% year-over-year.
●	Operating loss was $8.1 million; non-GAAP operating income was $5.6 million or 9.4% of revenue.

“In the face of the hurdles brought on by the pandemic, our team’s focus and execution enabled us to grow second quarter revenue by 16% and report record non-GAAP operating margin of 9.4%. Beyond our financial accomplishments, we continued to demonstrate the leading innovation that makes MobileIron the most robust mobile-centric security platform by introducing the first multi-vector, mobile phishing protection to defend against these prominent cybersecurity threats,” said Simon Biddiscombe, CEO, MobileIron. “As remote work becomes an increasing part of many companies’ future plans, it is clear that the age of the Everywhere Enterprise is dawning, where customers, workers, and infrastructure will need to converge seamlessly and securely from anywhere to connect. This new normal brings with it an increasingly complex set of security demands and we are confident that our comprehensive set of offerings are uniquely positioned to meet these challenges.”

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ARR Composition

	June 30,
(in millions, except percentages)	2019	2020
Total ARR	$172.0	$187.1
Year-over-year percentage increase	19%	9%
Subscription ARR	$106.1	$120.1
Year-over-year percentage increase	31%	13%
Perpetual license support ARR	$65.9	$67.0
Year-over-year percentage increase	3%	2%

Financial Outlook

The company is providing the following outlook for its third quarter 2020 (ending September 30, 2020):

●	Revenue is expected to be between $48 million and $51 million, or down 5% year over year at the midpoint almost entirely due to the removal of perpetual licenses.
●	Non-GAAP gross margin is expected to be approximately 78%.
●	Non-GAAP operating expenses are expected to be between $43 million and $44 million.

MobileIron is providing the following outlook for fiscal year 2020 (ending December 31, 2020):

●	Revenue is expected to be between $203 million and $210 million, growth of 1% at the midpoint compared to 2019.
●	ARR is expected to grow between 9% and 11% by fiscal year end, compared to the end of fiscal 2019.
●	Non-GAAP operating margin is expected to be between negative 5% and negative 7%.

Second Quarter 2020 Business Highlights

Milestones and Recognition

●	Appointed Christof Baumgärtner to the position of Chief Revenue Officer of MobileIron. Christof joined MobileIron in 2010 and has led the European sales team since 2017.
●	Named as Overall Unified Endpoint Management Leader in the KuppingerCole 2020 “Leadership Compass: Unified Endpoint Management (UEM)” report. Out of ten vendors, MobileIron was ranked as Overall UEM Leader based on its combined strengths across all three categories of product, innovation, and market leadership.
●	Awarded three additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 98.

Platform

●	Announced multi-vector mobile phishing protection for MobileIron Threat Defense (MTD). Built on MobileIron’s unified endpoint management (UEM) platform, MTD enables immediate, on-device and cloud-based phishing detection and remediation across all mobile threat vectors, protecting organizations against one of the top cybersecurity threats.
●	Announced MobileIron Cloud completion of Zebra Technologies’ Validated Program, confirming the interoperability of MobileIron Go with select Zebra devices. MobileIron Cloud integrates with Zebra’s value-added services, including Mx, OEMConfig and LifeGuard APIs, helping companies achieve comprehensive control over business data while enabling frontline workers to increase productivity.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expense, amortization of intangible assets and restructuring expense. We do not provide a reconciliation of forward-looking non-GAAP financial measures to corresponding GAAP measures due to our inability to project certain charges and expenses. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its second quarter of 2019 and 2020.

Conference Call and Webcast

MobileIron will report final results for the second quarter of fiscal year 2020 on Wednesday, July 29, 2020 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results, product announcements and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (conference ID #4080723). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, ARR, the timing for moving to a subscription-led business and ceasing perpetual licenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress migrating customers to the cloud, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, that the MobileIron team will emerge from the pandemic with an even more strategic role in securing the global workforce, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, COVID-19 and the duration of orders around the globe requiring people to work from home, our limited operating history, the adoption by our customers of our subscription-led model, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron is redefining enterprise security with the industry’s first mobile-centric security platform for the Everywhere Enterprise. In the Everywhere Enterprise, corporate data flows freely across devices and servers in the cloud, empowering workers to be productive anywhere they need to work. To secure access and protect data across this perimeter-less enterprise, MobileIron leverages a zero trust approach, which assumes bad actors are already in the network and secure access is determined by a “never trust, always verify” model.

MobileIron’s platform combines award-winning and industry-leading unified endpoint management (UEM) capabilities with passwordless multi-factor authentication (Zero Sign-on) and mobile threat defense (MTD) to validate the device, establish user context, verify the network, and detect and remediate threats to ensure that only authorized users, devices, apps, and services can access business resources in a “work from everywhere” world. Over 20,000 organizations, including the world’s largest financial institutions, intelligence agencies, and other highly regulated companies, have chosen MobileIron to enable a seamless and secure user experience in the Everywhere Enterprise.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2019 AND JUNE 30, 2020
(Amounts in thousands)
(Unaudited)

	December 31, 2019	June 30, 2020
Assets
Current assets:
Cash and cash equivalents	$94,415	$87,691
Accounts receivable - net	58,815	50,002
Deferred commissions - current	9,825	8,593
Prepaid expenses and other current assets	11,965	14,600
Total current assets	175,020	160,886
Property and equipment - net	4,804	3,891
Operating lease right-of-use assets	13,683	11,456
Deferred commissions - noncurrent	8,077	8,143
Intangible assets	-	3,000
Goodwill	5,475	8,407
Other assets	5,371	4,483
Total assets	$212,430	$200,266

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,310	$2,164
Accrued expenses	24,792	24,709
Lease liabilities - current	5,664	4,848
Unearned revenue - current	85,153	83,862
Customer arrangements with termination rights	16,130	12,057
Total current liabilities	133,049	127,640
Lease liabilities - noncurrent	10,088	7,665
Unearned revenue - noncurrent	33,058	29,351
Other long-term liabilities	237	122
Total liabilities	176,432	164,778
Stockholders’ equity:
Common stock	11	12
Additional paid-in capital	504,041	525,383
Treasury stock	(15,141)	(15,825)
Accumulated deficit	(452,913)	(474,082)
Total stockholders’ equity	35,998	35,488

Total liabilities and stockholders' equity	$212,430	$200,266

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2019 AND 2020
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2019	June 30, 2020
Revenue:
Cloud services	$16,311	$19,549
License	12,227	17,078
Software support and services	22,327	22,298
Total revenue	50,865	58,925
Cost of revenue:
Cloud services (1)	5,146	6,824
License (2)	433	587
Software support and services (1)	4,844	4,993
Restructuring expense	224	-
Total cost of revenue	10,647	12,404
Gross profit	40,218	46,521
Operating expenses:
Research and development (1)	19,988	20,863
Sales and marketing (1, 2)	26,035	24,845
General and administrative (1)	7,626	8,887
Restructuring expense	2,219	-
Total operating expenses	55,868	54,595
Operating loss	(15,650)	(8,074)
Other income (expense) - net	540	28
Loss before income taxes	(15,110)	(8,046)
Income tax expense	479	462
Net loss	$(15,589)	$(8,508)
Net loss per share, basic and diluted	$(0.14)	$(0.07)
Weighted-average shares used to compute net loss per share, basic and diluted	109,245	115,982

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$424	$756
License	-	-
Software support and services	842	1,142
Research and development	3,625	5,284
Sales and marketing	2,064	3,389
General and administrative	1,902	2,935
	$8,857	$13,506

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$-	$66
Sales and marketing	-	58
	$-	$124

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2020
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2019	June 30, 2020
Revenue:
Cloud services	$31,572	$38,183
License	23,598	26,088
Software support and services	43,777	44,352
Total revenue	98,947	108,623
Cost of revenue:
Cloud services (1)	9,856	12,881
License (2)	987	1,046
Software support and services (1)	9,867	9,349
Restructuring charge	300	-
Total cost of revenue	21,010	23,276
Gross profit	77,937	85,347
Operating expenses:
Research and development (1)	41,817	39,856
Sales and marketing (1, 2)	50,522	48,978
General and administrative (1)	15,545	16,120
Restructuring charge	2,758	579
Total operating expenses	110,642	105,533
Operating loss	(32,705)	(20,186)
Other income (expense) - net	952	(80)
Loss before income taxes	(31,753)	(20,266)
Income tax expense	936	903
Net loss	$(32,689)	$(21,169)
Net loss per share, basic and diluted	$(0.30)	$(0.18)
Weighted-average shares used to compute net loss per share, basic and diluted	108,292	114,970

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Cloud services	$1,036	$1,131
License	-	-
Software support and services	1,771	1,665
Research and development	7,736	8,343
Sales and marketing	4,338	5,462
General and administrative	4,266	4,478
	$19,147	$21,079

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$-	$66
Sales and marketing	-	58
	$-	$124

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2020
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2019	June 30, 2020

Cash flows from operating activities:
Net loss	$(32,689)	$(21,169)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	19,147	21,079
Depreciation	1,757	1,617
Amortization of intangible assets	-	124
Provision for doubtful accounts	-	94
Accretion of premium on investment securities	(13)	-
Impairment of right-of-use assets	1,328	-
Loss on disposal of fixed assets	170	-
Changes in operating assets and liabilities:
Accounts receivable	21,683	8,721
Deferred commissions	(397)	1,166
Other current and noncurrent assets	(2,217)	504
Accounts payable	772	785
Unearned revenue	562	(5,273)
Customer arrangements with termination rights	(2,389)	(4,073)
Accrued expenses and other long-term liabilities	(4,384)	(2,172)
Net cash provided by operating activities	3,330	1,403

Cash flows from investing activities:
Purchase of property and equipment	(782)	(684)
Purchase of incapptic, net of cash acquired	-	(5,668)
Proceeds from maturities of investment securities	1,550	-
Purchases of investment securities	(2,236)	-
Net cash used in investing activities	(1,468)	(6,352)

Cash flows from financing activities:
Proceeds from employee stock purchase plan	2,057	1,946
Taxes paid for net settlement of equity awards	(4,784)	(3,542)
Proceeds from exercise of stock options	1,720	505
Repurchase of common stock	(6,591)	(684)
Net cash used in financing activities	(7,598)	(1,775)

Net change in cash and cash equivalents	(5,736)	(6,724)
Cash and cash equivalents at beginning of period	104,613	94,415
Cash and cash equivalents at end of period	$98,877	$87,691

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, intangible asset amortization, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to reductions in our workforce and building exit costs. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Intangible asset amortization: In our non-GAAP financial measures, we have excluded the effect of intangible asset amortization. Amortization of intangible assets can be significantly affected by the timing and size of acquisitions of companies or technology.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share: We believe that the exclusion of stock-based compensation expense, restructuring expense, and intangible asset amortization from various GAAP financial metrics such as gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation, restructuring expense and intangible asset amortization have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). We monitor Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not an indicator of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2019	June 30, 2020

Non-GAAP gross profit reconciliation:
GAAP gross profit	$40,218	$46,521
Stock-based compensation expenses	1,266	1,898
Amortization of intangible assets	-	66
Restructuring expense	224	-
Non-GAAP gross profit	$41,708	$48,485

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	79.1%	78.9%
GAAP to non-GAAP gross margin adjustments	2.9%	3.4%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	82.0%	82.3%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(15,650)	$(8,074)
Stock-based compensation expenses	8,857	13,506
Amortization of intangible assets	-	124
Restructuring expense	2,443	-
Non-GAAP operating income (loss)	$(4,350)	$5,556

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(30.8)%	(13.7)%
GAAP to non-GAAP operating margin adjustments	22.2%	23.1%
Non-GAAP operating margin: Non-GAAP operating income (loss) over total revenue	(8.6)%	9.4%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(15,589)	$(8,508)
Stock-based compensation expenses	8,857	13,506
Amortization of intangible assets	-	124
Restructuring expense	2,443	-
Non-GAAP net income (loss)	$(4,289)	$5,122

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2019	June 30, 2020
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.14)	$(0.07)
Stock-based compensation expenses	0.08	0.11
Amortization of intangible assets	-	-
Restructuring expense	0.02	-
Non-GAAP net income (loss) per share	$(0.04)	$0.04

Free cash flow reconciliation:
Cash used in operating activities	$(4,486)	$(5,764)
Purchase of property and equipment	(605)	(591)
Free cash flow	$(5,091)	$(6,355)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2019	June 30, 2020

Non-GAAP gross profit reconciliation:
GAAP gross profit	$77,937	$85,347
Stock-based compensation expenses	2,807	2,796
Amortization of intangible assets	-	66
Restructuring expense	300	-
Non-GAAP gross profit	$81,044	$88,209

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	78.8%	78.6%
GAAP to non-GAAP gross margin adjustments	3.1%	2.6%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	81.9%	81.2%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(32,705)	$(20,186)
Stock-based compensation expenses	19,147	21,079
Amortization of intangible assets	-	124
Restructuring expense	3,058	579
Non-GAAP operating income (loss)	$(10,500)	$1,596

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(33.1)%	(18.6)%
GAAP to non-GAAP operating margin adjustments	22.5%	20.1%
Non-GAAP operating margin: Non-GAAP operating income (loss) over non-GAAP total revenue	(10.6)%	1.5%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(32,689)	$(21,169)
Amortization of intangible assets	-	124
Stock-based compensation expenses	19,147	21,079
Restructuring expense	3,058	579
Non-GAAP net income (loss)	$(10,484)	$613

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2019	June 30, 2020
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.30)	$(0.18)
Stock-based compensation expenses per share	0.17	0.18
Amortization of intangible assets	-	-
Restructuring expense	0.03	0.01
Non-GAAP net income (loss) per share	$(0.10)	$0.01

Free cash flow reconciliation:
Cash provided by operating activities	$3,330	$1,403
Purchase of property and equipment	(782)	(684)
Free cash flow	$2,548	$719

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Jun-19	30-Sep-19	31-Dec-19	31-Mar-20	30-Jun-20

Annual Recurring Revenue:
Subscription ARR	$106,115	$108,559	$113,895	$115,326	$120,100
Perpetual license support ARR	65,850	65,737	65,645	65,495	66,996
Total ARR	$171,965	$174,296	$179,540	$180,821	$187,096

Revenue:
United States	$21,861	$23,376	$21,866	$21,133	$24,165
International	29,004	28,825	32,222	28,565	34,760
Total revenue	$50,865	$52,201	$54,088	$49,698	$58,925

Disaggregation of Revenue:
Cloud services	$16,311	$17,591	$17,871	$18,634	$19,549
Upfront on-premise subscription	7,478	5,964	4,628	3,378	5,723
Ratable on-premise subscription	4,512	4,902	5,037	4,922	5,043
Software support on perpetual licenses	16,196	16,363	16,314	15,986	16,187
Recurring revenue	44,497	44,820	43,850	42,920	46,502
Perpetual license	4,749	6,252	9,027	5,633	11,355
Professional services	1,619	1,129	1,211	1,145	1,068
Non-recurring revenue	6,368	7,381	10,238	6,778	12,423
Total revenue	$50,865	$52,201	$54,088	$49,698	$58,925

Non-GAAP Metrics:
Non-GAAP gross profit	$41,708	$42,794	$44,404	$39,724	$48,485
Non-GAAP operating income (loss)	$(4,350)	$173	$1,638	$(3,960)	$5,556
Free cash flow	$(5,091)	$(6,197)	$(275)	$7,074	$(6,355)

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555